SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  August 10, 2004
(Date of earliest event reported)

Commission File No.:  333-104283-12



                        Morgan Stanley Capital I Inc.
            (Exact name of registrant as specified in its charter)
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       Delaware                                           13-3291626
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(State or Other Jurisdiction                            (I.R.S. Employer
of Incorporation)                                       Identification No.)


1585 Broadway, New York, New York                                   10036
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(Address of Principal Executive Office)                          (Zip Code)



                                 (212) 761-4000
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              (Registrant's telephone number, including area code)


ITEM 5.     Other Events.
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            Computational Materials

            Morgan Stanley & Co. Incorporated, as an underwriter (the "Underwriter") of certain of the Registrant's Commercial Mortgage Pass-Through Certificates, Series 2004-IQ8, has provided a prospective purchaser of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class B, Class C and Class D Certificates (collectively, the "Offered Certificates") with certain cash flow information (the "Computational Materials") in written form, which Computational Materials are in the nature of data tables relating to the structure and terms of the Offered Certificates and the hypothetical characteristics and hypothetical performance of the Offered Certificates under certain assumptions and scenarios.

ITEM 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)   Exhibits

      Exhibit No.                                     Description
      -----------                                     -----------

      99.1                             Computational Materials (as defined in
                                       Item 5) that have been provided by the
                                       Underwriter to a prospective purchaser of
                                       the Offered Certificates.
      99.2
                                       Computational Materials (as defined in
                                       Item 5) that have been provided by the
                                       Underwriter to a prospective purchaser of the Offered Certificates.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                       MORGAN STANLEY CAPITAL I INC.




                                          By: /s/ Warren H. Friend
                                             -----------------------------------
                                          Name:   Warren H. Friend
                                          Title:  Vice President


Date:  August 12, 2004

                                INDEX TO EXHIBITS
                                -----------------

                                                                 Paper (P) or
Exhibit No.            Description                               Electronic (E)
-----------            -----------                               --------------


   99.1                Computational Materials                        E


   99.2                Computational Materials                        E